UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

_________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934.

Date of Report:   (Date of Earliest Event Reported) November 6, 2017

PANHANDLE OIL AND GAS INC.

(Exact name of registrant as specified in its charter)

OKLAHOMA	001-31759	73-1055775
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

5400 North Grand Blvd.,
Suite 300
Oklahoma City, OK		73112
(Address of principal executive offices)		(Zip code)

(405) 948-1560
(Registrant’s telephone number including area code)

Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐     Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act

☐     Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

________________________________________________________________________

ITEM 8.01    Other Events

Panhandle Oil and Gas Inc. (the “Company”), is filing this Current Report on Form 8-K to update the presentation of certain financial information and related disclosures contained in its Form 10-K for the year ended September 30, 2016 (the “2016 Form 10-K”) which was filed with the Securities and Exchange Commission (“SEC”) on December 12, 2016. This Form 8-K reflects the presentation of the Company’s adoption of Accounting Standards Update (“ASU”) 2016-15 and ASU 2015-17. Subsequent to the filing of the Company’s 2016 Form 10-K, the Company early adopted ASU 2016-15 and ASU 2015-17 and reclassified “Proceeds from leasing fee mineral acreage” from Investing Activities to Operating Activities on the Statements of Cash Flows and reclassified Deferred income taxes from current assets and current liabilities to long term liabilities on the Company’s condensed balance sheets (the “Condensed Balance Sheets”).  The change had no impact on net income (loss), net income (loss) per basic or diluted share amounts.

This Form 8-K retrospectively revises our financial statements as of September 30, 2016, and for all periods presented, to reflect the adoption of ASU 2016-15 and ASU 2015-17. This update is consistent with the presentation of “Proceeds from leasing fee mineral acreage” on the Condensed Statements of Cash Flows and the “Deferred income taxes” on the Condensed Balance Sheets included in the Company’s Form 10-Q for the quarters ended December 31, 2016, March 31, 2017, and June 30, 2017, filed with the SEC on February 6, 2017, May 5, 2017, and August 7, 2017, respectively. The retrospectively revised Items contained in the Company’s 2016 Form 10-K are presented in Exhibits 99.1, 99.2 and 99.3 to this Form 8-K.

The exhibits to this Current Report on Form 8-K supersede the following Items in the 2016 Form 10-K to reflect, retrospectively, the changes resulting from the reclassification of the Company’s “Proceeds from leasing fee mineral acreage” from Investing Activities to Operating Activities on the Statements of Cash Flows and the “Deferred income taxes” on the Condensed Balance Sheets for all periods presented:

•	Part II, Item 6. Revised Selected Financial Data – 2016 Form 10-K

•	Part II, Item 7. Revised Management’s Discussion and Analysis of Financial Condition and Results of Operations (“MD&A”) – 2016 Form 10-K

•	Part II, Item 8. Revised Financial Statements and Supplementary Data – 2016 Form 10-K

All other information in the 2016 Form 10-K remains unchanged. Unaffected portions of the 2016 Form 10-K have not been repeated in, and are not amended or modified by, this Current Report on Form 8-K or Exhibits 99.1, 99.2 and 99.3 to this Form 8-K. This Current Report on Form 8-K does not reflect events occurring subsequent to the filing of the 2016 Form 10-K and does not modify or update the disclosures therein in any way, other than as required to reflect the reclassifications as described above and as set forth in the exhibits attached hereto.  Without limitation to the foregoing, this Current Report on Form 8-K does not purport to update the MD&A in the 2016 Form 10-K for any information, uncertainties, risks, events or trends occurring or known to management. For developments since the filing of the 2016 Form 10-K, please refer to the Third Quarter 2017 Form 10-Q, as well as other filings of the Company made with the SEC. The information in this Current Report on Form 8-K should be read in conjunction with the 2016 Form 10-K and such subsequent filings.

ITEM 9.01     Financial Statements and Exhibits

(d)  Exhibits

Exhibit Number	Description
23.1	Consent of Independent Registered Public Accounting Firm
23.2	Consent of DeGolyer and MacNaughton
99.1	Part II, Item 6. Revised Selected Financial Data – 2016 Form 10-K
99.2	Part II, Item 7. Revised Management's Discussion and Analysis of Financial Condition and Results of Operations – 2016 Form 10-K
99.3	Part II, Item 8. Revised Financial Statements and Supplementary Data – 2016 Form 10-K
101.INS	XBRL Instance Document
101.SCH	XBRL Taxonomy Extension Schema
101.CAL	XBRL Taxonomy Extension Calculation Linkbase
101.DEF	XBRL Taxonomy Extension Definition Linkbase
101.LAB	XBRL Taxonomy Extension Label Linkbase
101.PRE	XBRL Taxonomy Extension Presentation Linkbase

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PANHANDLE OIL AND GAS INC.

		By:	/s/ Paul F. Blanchard Jr.
Paul F. Blanchard Jr.,
President and CEO

DATE:	November 6, 2017